UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008 - August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Annual report
8 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
High Income
Securities Fund

Annual report
8 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Managers	5
Your fund’s performance	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	15
Financial statements	16
Federal tax information	38
Shareholder meeting results	38
Compliance certifications	38
About the Trustees	39
Officers	43

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

October 9, 2009

About the fund
Opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Like most bonds, convertible securities pay interest, although frequently at a lower rate, and the amount of interest does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed areas such as the automotive industry in 2009.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential without undue risk.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam High Income Securities Fund has held securities
from a variety of sectors and industries.

2	3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 8/31/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 9–10 for additional performance information, including fund returns at market price.

Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception date of the fund.

"Convertibles and corporate high-yield bonds are two
asset classes that tend to reward careful security-
level research, which we feel is a strength of this
fund’s management team."

Rob Salvin, Portfolio Manager, Putnam High Income Securities Fund

Credit qualities shown as a percentage of portfolio value as of 8/31/09. A bond rated Baa/BBB or higher is considered investment grade. Ratings will vary over time.

Interview with your
fund’s Portfolio Managers
Eric Harthun and Robert Salvin

The market for high-income securities was almost as volatile as the stock market. Against that backdrop, how did Putnam High Income Securities Fund perform?

Rob: For the year ending August 31, 2009, the fund fell 4.71% at net asset value, compared with a decline of 3.43% for its primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, and the –13.27% average return of its peer group, Lipper Convertible Securities Funds (closed-end). Over the same period, the fund’s secondary benchmark, the JPMorgan Developed High Yield Index, posted a gain of 5.54%.

What were some of the factors driving the fund’s performance during this period?

Rob: The first half of the period was extremely challenging, encompassing the bankruptcy of investment bank Lehman Brothers, the failure or near-failure of numerous other well-known financial companies, and the official declaration of a U.S. recession in December 2008. During this time, the fund sustained steep losses in both its convertibles and high-yield bond holdings but outperformed its primary benchmark. Our first-half outperformance was due in part to the fund’s allocation to high-yield bonds, which posted smaller losses than convertibles.

Yield spreads above Treasury securities for both convertibles and high-yield bonds grew steadily wider through the final four months of 2008, reflecting investors’ growing risk aversion. To provide some historical perspective on this point, the widest high-yield spreads ever seen prior to the third quarter of 2008 were a little over 1,000 basis points, or 10 percentage points. However, near the end of 2008, those spreads exploded to roughly double their previous extremes, reflecting widespread panic. Lastly, the convertibles market was subject to substantial dislocations because of forced selling by convertible hedge funds to meet increased collateral requirements, among other factors.

What happened during the second half of the period?

Eric: The second half of the period coincided with a sea change in investor sentiment. As numerous economic indicators showed improvement, investors became willing to shoulder more risk. That was good news for convertible securities and high-yield bonds, which rallied strongly along with the equities markets. Even the bankruptcies of auto manufacturers Chrysler and General Motors in the spring failed to derail investors’ enthusiasm, enabling yield spreads to narrow throughout the summer and boosting fixed-income prices.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/09. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 11.

Moreover, the supply/demand situation in the convertibles market stabilized, as hedge fund selling abated and compelling valuations attracted “crossover” buyers from the equity and high-yield bond markets.

On an absolute basis, the fund did well in the second half of the review period but lost ground versus the primary benchmark. Our decision in early 2009 to add to the fund’s holdings in the higher credit-quality categories held back performance, as some of the biggest gains subsequently occurred in lower-quality securities issued by companies that had been considered on the verge of bankruptcy but benefited from a substantial upgrading of the market’s opinion of their prospects. Because 100% of the Merrill Lynch Index consists of below-investment-grade securities, it posted stronger results than the fund during this period of rising prices.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

What holdings in the convertibles space had a significant impact on performance?

Eric: Two of the fund’s detractors in convertibles, Bank of America and Citigroup, were underweight relative to the benchmark. We remained cautious when the federal government took ownership stakes in the two companies, and our underweight position in these two detractors helped relative performance. Citigroup was sold before the end of the period. In the consumer discretionary sector, our results were hampered by a position in home furnishings retailer Pier 1 Imports, which suffered from slack demand but, nevertheless, made good progress on cutting costs and other restructuring measures. The holding was sold off before period-end.

A lot of the largest contributors were poorly performing benchmark components that we either didn’t own or underweighted. One example was Freeport-McMoRan

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECURITY INFORMATION	SECTOR/INDUSTRY

Crown Castle International Corp. (1.4%)	$3.125 cum. cv. pfd.	Communication services/Telecommunications
Safeguard Scientifics, Inc. (1.4%)	144A cv. sr. unsec. notes 2.625%, 2024	Technology/Software
ARRIS Group, Inc. (1.3%)	cv. sr. unsec. notes 2%, 2026	Technology/Communications equipment
Advanced Micro Devices, Inc. (1.2%)	cv. sr. unsec. notes 5.75%, 2012	Technology/Electronics
Bank of America Corp. (1.2%)	Ser. L, 7.25% cv. pfd.	Financials/Banking
ON Semiconductor Corp. (1.2%)	cv. company guaranty sr. unsec. sub. notes 2.625%, 2026	Technology/Technology
NII Holdings, Inc. (1.2%)	cv. sr. unsec. notes 3.125%, 2012	Communication services/Telecommunications
Stanley Works (The) (1.1%)	5.125% units cv. ARP	Consumer cyclicals/Building materials
Kulicke & Soffa Industries, Inc. (1.1%)	cv. unsec. sub. notes 0.875%, 2012	Technology/Electronics
Nationwide Health Properties, Inc. (1.1%)	Ser. B, $7.75 cv. pfd.	Financials/Real estate

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

Copper & Gold, which runs the largest copper mining operation in the world. Underweighting that security early in the period, when commodities prices were falling sharply, benefited the fund’s performance. One of our overweighted technology positions, ON Semiconductor, fared well, reflecting our timely purchase before the period began and some upward revisions in the company’s revenue guidance. I’ll also mention some Countrywide Financial bonds that were “putable”— that is, they could be sold back to the issuer at par by a certain date. After Bank of America revealed its plans to acquire Countrywide, we exercised our option and got paid at par for those securities.

What developments were significant in the high-yield bond segment of the fund?

Rob: As was the case with convertibles, our decision to own a greater number of higher-quality bonds detracted from relative performance, as the high-yield market rallied dramatically, with the lower-quality and distressed segments performing best. An underweighting in financials also hurt us. From an issuer perspective, a holding that underperformed was magazine publisher American Media, which suffered due to declining advertising and circulation trends.

Conversely, overweightings in energy, health care, cable television, and wireless telecommunications helped performance. For example, an overweighted allocation to General Motors Acceptance Corp. [GMAC], the financing arm of General Motors, also helped performance. Following the company’s conversion to a bank holding company, GMAC benefited during the period from a significant capital infusion from the U.S. Treasury.

What is your outlook for the coming months?

Eric: Although we’ve seen quite a few signs that the U.S. economy is deteriorating at a slower pace, it’s unclear at this point how much of that improvement is due to seasonal factors and temporary demand resulting from the federal government’s various stimulus programs. That said, our primary focus is on picking individual securities rather than making market calls. Convertibles and corporate high-yield bonds are two asset classes that tend to reward careful security-level research, which we feel is a strength of this fund’s management group. Moreover, we’re encouraged by the fact that, even after the recent rally, the convertibles market still looks relatively inexpensive according to our theoretical valuation models.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value and exclude short-term investments held as collateral. Holdings will vary over time.

Of special interest

Effective December 2008, your fund’s dividend was increased from $0.0459 to $0.0489 per share as a result of an overall increase in distributable income due to rising yields on high-yield bonds and convertible securities. However, in March 2009, your fund’s dividend was decreased from $0.0489 to $0.0439 per share. The dividend decrease resulted from an overall decrease in distributable income due to declining yields on these securities.

Portfolio Manager Eric Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder and Certified Public Accountant, Eric joined Putnam Investments in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam Investments in 2000 and has been in the investment industry since 1986.

Your fund’s performance

This section shows your fund’s performance , price, and distribution information for periods ended August 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/09

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.77%	8.21%

10 years	95.67	76.19
Annual average	6.94	5.83

5 years	23.22	29.09
Annual average	4.26	5.24

3 years	1.72	8.72
Annual average	0.57	2.83

1 year	–4.71	2.60

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/09

	Merrill Lynch All-Convertibles		Lipper Convertible Securities Funds
	Speculative Quality Index	JPMorgan Developed High Yield Index	(closed-end) category average†

Annual average
Life of fund (since 7/9/87)	—*	—*	7.82%

10 years	46.41%	74.90%	42.25
Annual average	3.89	5.75	3.45

5 years	15.79	28.27	10.36
Annual average	2.98	5.10	1.91

3 years	–3.91	11.86	–9.17
Annual average	–1.32	3.81	–3.27

1 year	–3.43	5.54	–13.27

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception date of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/09, there were 11, 9, 9, 4, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/09

Distributions

Number	12

Income	$0.5478

Capital gains	—

Total	$0.5478

Share value	NAV	Market price

8/31/08	$8.23	$7.29

8/31/09	7.13	6.80

Current yield (end of period)	NAV	Market price

Current dividend rate*	7.39%	7.75%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/09

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	8.98%	8.42%

10 years	106.44	101.87
Annual average	7.52	7.28

5 years	27.73	32.22
Annual average	5.02	5.74

3 years	5.62	11.44
Annual average	1.84	3.68

1 year	11.12	31.91

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 1st percentile in total expenses as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	25th

Three-year period	30th

Five-year period	30th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 11, 9 and 9 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2009

The fund’s portfolio 8/31/09

CORPORATE BONDS		Principal
AND NOTES (43.6%)*		amount	Value

Advertising and marketing services (0.1%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013		$100,000	$96,250

Lamar Media Corp. 144A
sr. notes 9 3/4s, 2014		70,000	74,200

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		151,568	758

			171,208
Automotive (1.2%)
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		15,000	15,488

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		125,000	105,000

ArvinMeritor, Inc. notes 8 3/4s, 2012		65,000	55,575

Ford Motor Credit Co., LLC
notes 7 7/8s, 2010		470,000	469,020

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011		150,000	148,500

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		179,000	180,119

Ford Motor Credit Corp.
sr. notes 7 1/4s, 2011		20,000	18,807

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013		203,000	206,045

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	60,000	68,774

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$240,000	201,600

			1,468,928
Basic materials (3.3%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018		205,000	204,454

AK Steel Corp. company
guaranty sr. unsec. notes 7 3/4s, 2012		50,000	49,938

Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		230,000	1,173

Aleris International, Inc. company
guaranty sr. unsec. sub. notes 10s,
2016 (In default) †		45,000	113

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.69s, 2012		180,000	102,600

Clondalkin Acquisition BV 144A
company guaranty sr. notes FRN
2.629s, 2013 (Netherlands)		75,000	60,000

Compass Minerals International, Inc.
144A sr. notes 8s, 2019		65,000	64,675

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		475,000	495,188

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		160,000	167,200

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		280,000	291,200

Graphic Packaging International, Inc.
144A company guaranty sr. unsec.
notes 9 1/2s, 2017		45,000	46,125

Grief, Inc. 144A sr. notes 7 3/4s, 2019		35,000	34,300

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014		95,000	71,250

CORPORATE BONDS		Principal
AND NOTES (43.6%)* cont.		amount	Value

Basic materials cont.
Huntsman International, LLC company
guaranty sr. unsec.
sub. notes 7 7/8s, 2014		$70,000	$62,300

Huntsman International, LLC company
guaranty sr. unsec. sub. notes,
Ser. REGS, 6 7/8s, 2013	EUR	55,000	64,619

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$65,000	72,963

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		49,000	30,748

Metals USA, Inc. sec. notes 11 1/8s, 2015		240,000	219,600

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014		160,000	104,000

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		130,000	133,900

Nalco Co. 144A sr. notes 8 1/4s, 2017		5,000	5,225

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		63,875	11,817

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		175,000	102,375

Novelis, Inc. company
guaranty 7 1/4s, 2015		155,000	125,550

Novelis, Inc. 144A sr. unsec.
notes 11 1/2s, 2015		45,000	43,538

PE Paper Escrow GmbH sr. notes
Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	55,000	78,408

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	95,000	131,892

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$240,000	194,400

Smurfit-Stone Container Corp. sr. notes
8 3/8s, 2012 (In default) †		95,000	59,613

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		30,000	29,475

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		80,000	74,600

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		65,000	63,863

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)		105,000	119,569

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)		185,000	204,425

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)		200,000	216,000

Tube City IMS Corp. company
guaranty sr. unsec.
sub. notes 9 3/4s, 2015		160,000	115,200

Verso Paper Holdings, LLC/Verso
Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B,
4.233s, 2014		70,000	39,200

Verso Paper Holdings, LLC/Verso
Paper, Inc. company
guaranty sr. sub. notes Ser. B,
9 1/8s, 2014		185,000	120,713

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. sec.
notes 11 1/2s, 2014		75,000	73,500

			4,085,709

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Broadcasting (1.0%)
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	$55,000	$41,250

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	70,000	23,450

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	285,000	288,563

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	30,000	28,500

Echostar DBS Corp. sr. notes 6 3/8s, 2011	315,000	315,394

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	65,000	65,163

Univision Communications, Inc. 144A
company guaranty unsec.
notes 9 3/4s, 2015 ‡‡	185,000	118,400

Univision Communications, Inc. 144A
sr. sec. notes 12s, 2014	105,000	110,250

XM Satellite Radio Holdings, Inc.
144A sr. sec. notes 11 1/4s, 2013	30,000	31,125

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	240,000	228,000

		1,250,095
Building materials (0.9%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	310,000	277,450

Building Materials Corp. company
guaranty notes 7 3/4s, 2014	235,000	220,900

Masco Corp. sr. unsec.
unsub. notes 6 1/8s, 2016	165,000	150,793

Owens Corning, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2016	140,000	132,724

Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	170,000	176,375

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sec. notes 10s, 2013	35,000	32,550

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes 8 1/2s, 2014	185,000	86,950

		1,077,742
Capital goods (2.0%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	140,000	133,700

Ball Corp. company guaranty
sr. unsec. notes 7 3/8s, 2019	15,000	14,963

Ball Corp. company guaranty
sr. unsec. notes 7 1/8s, 2016	25,000	25,000

BBC Holding Corp. sr. notes 8 7/8s, 2014	195,000	171,600

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018	230,000	226,550

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019	50,000	50,250

Berry Plastics Holding Corp. company
guaranty sr. unsec.
sub. notes 10 1/4s, 2016	35,000	27,300

Berry Plastics Holding Corp. sec.
notes FRN 4.504s, 2014	20,000	14,400

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	245,000	243,775

General Cable Corp. company guaranty
sr. unsec. notes FRN 2.972s, 2015	270,000	232,875

Hawker Beechcraft
Acquisition Co., LLC sr. unsec.
notes 8 1/2s, 2015	85,000	55,675

CORPORATE BONDS		Principal
AND NOTES (43.6%)* cont.		amount	Value

Capital goods cont.
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		$215,000	$202,638

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 5 7/8s, 2015		50,000	46,750

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)		325,000	311,968

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	50,000	69,491

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		$135,000	124,200

Ryerson Tull, Inc. company
guaranty sr. sec. notes 12 1/4s, 2015		165,000	151,800

TD Funding Corp. company
guaranty 7 3/4s, 2014		210,000	208,425

Titan International, Inc. company
guaranty 8s, 2012		185,000	178,063

			2,489,423
Commercial and consumer services (0.7%)
Aramark Corp. company
guaranty 8 1/2s, 2015		210,000	203,700

Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017		150,000	148,125

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		235,000	240,288

Travelport LLC company
guaranty 11 7/8s, 2016		65,000	50,050

Travelport LLC company
guaranty 9 7/8s, 2014		210,000	177,975

			820,138
Communication services (5.4%)
Adelphia Communications Corp. escrow
bonds zero %, 2009		235,000	5,288

Adelphia Communications Corp. escrow
bonds zero %, 2010		20,000	450

American Tower Corp. sr. unsec.
notes 7s, 2017		140,000	137,375

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019		45,000	44,213

Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014		225,000	207,000

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012		5,000	5,113

CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec.
notes 7 3/4s, 2017		45,000	45,450

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †		85,000	94,456

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		325,000	361,156

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec.
notes 8 3/4s, 2013 (In default) †		90,000	90,900

Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		90,000	91,800

Centennial Cellular
Operating Co., LLC sr. unsec.
notes 8 1/8s, 2014		50,000	50,000

Centennial Communications Corp.
sr. unsec. notes FRN 6.347s, 2013		45,000	43,650

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Communication services cont.
Citizens Communications Co.
notes 9 1/4s, 2011	$160,000	$168,400

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	240,000	226,200

Cricket Communications, Inc. 144A
sr. sec. notes 7 3/4s, 2016	85,000	82,450

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	205,000	206,025

CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	20,000	20,250

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	160,000	142,800

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)	65,000	64,838

Frontier Communications Corp.
sr. unsec. notes 8 1/4s, 2014	45,000	44,663

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)	245,000	254,188

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	245,000	254,800

Intelsat Bermuda, Ltd. 144A company
guaranty sr. unsec. notes 11 1/4s,
2017 (Bermuda)	575,000	543,375

Intelsat Intermediate Holding Co.,
Ltd. company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††	70,000	68,250

iPCS, Inc. company
guaranty sr. notes FRN 2.608s, 2013	75,000	61,500

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	200,000	165,000

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	135,000	105,300

Mediacom LLC/Mediacom Capital Corp.
144A sr. notes 9 1/8s, 2019	50,000	49,500

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	370,000	363,063

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D,
7 3/8s, 2015	255,000	217,706

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016	45,000	44,550

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	275,000	237,188

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	35,000	33,775

Qwest Corp. sr. unsec. notes 7 1/2s, 2014	90,000	89,213

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	225,000	231,750

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	65,000	53,463

Qwest Corp. 144A sr. unsec.
notes 8 3/8s, 2016	35,000	35,350

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	180,000	181,800

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8 1/4s, 2019	55,000	55,275

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016	125,000	124,688

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Communication services cont.
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	$325,000	$236,438

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	65,000	61,913

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	105,000	106,838

Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015	20,000	20,175

West Corp. company guaranty 9 1/2s, 2014	270,000	249,075

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017
(Netherlands)	100,000	108,500

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Netherlands) EUR	50,000	74,051

Windstream Corp. company
guaranty 8 5/8s, 2016	$255,000	255,956

Windstream Corp. company
guaranty 8 1/8s, 2013	225,000	225,000

		6,640,157
Consumer (0.4%)
Visant Corp. company guaranty sr.
unsec.sub. notes 7 5/8s, 2012	200,000	201,000

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	325,000	294,125

		495,125
Consumer staples (3.0%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	150,000	119,250

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	100,000	80,500

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	380,000	358,625

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	30,000	29,400

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	245,000	237,038

Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	375,000	382,969

Dole Food Co. 144A sr. unsec.
notes 13 7/8s, 2014	215,000	245,100

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	155,000	142,600

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015	60,000	59,250

Jarden Corp. company guaranty 7 1/2s, 2017	280,000	269,500

Jarden Corp. sr. unsec. 8s, 2016	50,000	51,250

JBS USA LLC/JBS USA Finance, Inc.
144A sr. notes 11 5/8s, 2014	85,000	89,250

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	162,000	163,620

Rite Aid Corp. company
guaranty 9 1/2s, 2017	210,000	151,200

Rite Aid Corp. sec. notes 7 1/2s, 2017	65,000	54,275

RSC Equipment Rental, Inc. 144A
sr. sec. notes 10s, 2017	100,000	104,500

Smithfield Foods, Inc. sr. unsec.
notes Ser. B, 7 3/4s, 2013	85,000	70,125

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Consumer staples cont.
Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	$130,000	$132,600

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015 (In default) †	215,000	154,800

Spectrum Brands, Inc. company
guaranty sr. unsec.
sub. notes stepped-coupon 12 1/2s
(12 3/4s, 10/2/09),
2013 †† (In default) † ‡‡	150,000	108,000

Supervalu, Inc. sr. unsec. notes 8s, 2016	85,000	83,619

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	305,000	340,075

United Rentals North America, Inc.
company guaranty sr. unsec.
notes 6 1/2s, 2012	55,000	52,800

United Rentals North America, Inc.
144A company guaranty sr. unsec.
notes 10 7/8s, 2016	20,000	20,400

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	225,000	230,625

		3,731,371
Energy (5.9%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	445,000	424,975

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	155,000	103,850

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	35,000	35,700

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	245,000	240,100

Chesapeake Energy Corp. sr. notes 7s, 2014	110,000	104,500

Complete Production Services, Inc.
company guaranty 8s, 2016	130,000	111,475

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	395,000	272,550

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	120,000	118,200

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	300,000	211,500

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)	45,000	45,675

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	345,000	336,375

Encore Acquisition Co. company
guaranty sr. unsec. sub. bond
7 1/4s, 2017	5,000	4,425

Encore Acquisition Co.
sr. sub. notes 6s, 2015	213,000	183,180

Ferrellgas LP/Finance
sr. notes 8 3/4s, 2012	280,000	275,800

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	155,000	142,213

Ferrellgas LP/Finance 144A
sr. notes 6 3/4s, 2014	15,000	13,763

Forest Oil Corp. sr. notes 8s, 2011	185,000	188,238

Harvest Operations Corp.
sr. notes 7 7/8s, 2011	365,000	337,625

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	345,000	324,300

Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	320,000	295,200

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Energy cont.
Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	$330,000	$298,650

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	90,000	87,750

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	210,000	202,650

OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	50,000	32,500

OPTI Canada, Inc. company guaranty
sr. sec. notes 7 7/8s, 2014 (Canada)	120,000	76,800

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	275,000	275,000

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	85,000	86,275

PetroHawk Energy Corp. 144A
sr. notes 10 1/2s, 2014	135,000	144,450

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	265,000	246,450

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	75,000	72,750

Plains Exploration & Production Co.
company guaranty 7s, 2017	375,000	345,000

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	265,000	267,650

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	50,000	47,000

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	70,000	74,200

Range Resources Corp. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2017	35,000	34,475

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	285,000	230,850

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN
4.222s, 2014	75,000	62,278

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	230,000	208,150

Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s,
2015 (In default) †	120,000	44,400

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	410,000	371,050

Whiting Petroleum Corp. company
guaranty 7s, 2014	90,000	88,200

Williams Cos., Inc. (The) sr. unsec.
notes 8 1/8s, 2012	35,000	37,592

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	155,000	167,839

		7,271,603
Entertainment (0.5%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	77,000	79,695

Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	85,000	85,850

Hertz Corp. company guaranty 8 7/8s, 2014	340,000	325,550

Marquee Holdings, Inc. sr. disc.
notes 12s, 2014	145,000	120,894

Universal City Development Partners,
Ltd. sr. unsec. unsub. notes 11 3/4s, 2010	80,000	79,800

		691,789

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Financials (1.8%)
CB Richard Ellis Services, Inc. 144A
sr. sub. notes 11 5/8s, 2017	$80,000	$83,200

CIT Group, Inc. sr. unsec.
notes 7 5/8s, 2012	90,000	50,991

CIT Group, Inc. sr. unsec.
unsub. notes 5.65s, 2017	75,000	42,145

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010	45,000	44,466

GMAC, LLC sr. unsec.
unsub. notes 7 1/4s, 2011	40,000	37,297

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011	35,000	31,837

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	156,000	154,830

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 7s, 2012	522,000	468,495

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	153,000	125,460

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	88,000	77,440

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.868s, 2014	15,000	11,550

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	151,200

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	165,000	148,706

iStar Financial, Inc. sr. unsec.
unsub. notes 8 5/8s, 2013 R	85,000	40,163

iStar Financial, Inc. sr. unsec.
unsub. notes 5.65s, 2011 R	110,000	62,700

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 5.95s, 2013 R	50,000	20,250

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	115,000	112,700

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	174,000	159,645

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	290,000	265,350

Universal City Florida Holding Co.
sr. unsec. notes FRN 5.233s, 2010	107,000	97,638

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN
4.315s, 2014	35,000	27,038

		2,213,101
Gaming and lottery (1.6%)
American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014	115,000	95,738

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	125,000	104,063

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	135,000	117,619

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144,
10s, 2018	387,000	270,900

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec.
notes 11 1/4s, 2017	70,000	71,225

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Gaming and lottery cont.
Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	$200,000	$47,000

MGM Mirage, Inc. company
guaranty 6 3/4s, 2013	30,000	22,800

MGM Mirage, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	70,000	50,050

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,595

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	20,000	21,050

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	295,000	287,625

Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	155,000	155,000

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019	30,000	29,775

Pinnacle Entertainment, Inc. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2015	110,000	95,700

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	245,000	245,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	35,000	34,475

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	189,000	59,771

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s,
2015 (In default) †	355,000	35,500

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014	90,000	82,800

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016	180,000	183,150

		2,010,836
Health care (5.3%)
AMR Holding Co., Inc./EmCare
Holding Co., Inc. sr. sub. notes 10s, 2015	320,000	333,600

Biomet, Inc. company
guaranty sr. unsec. bond 10s, 2017	220,000	231,000

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	145,000	145,544

Coventry Health Care, Inc. sr. unsec.
notes 6.3s, 2014	165,000	150,382

Coventry Health Care, Inc. sr. unsec.
notes 5.95s, 2017	75,000	66,864

DaVita, Inc. company guaranty 6 5/8s, 2013	290,000	281,300

Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)	280,000	271,950

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	205,000	222,425

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡	202,000	204,020

HCA, Inc. sr. notes 6.95s, 2012	70,000	67,900

HCA, Inc. sr. sec. notes 9 1/4s, 2016	355,000	359,438

HCA, Inc. sr. sec. notes 9 1/8s, 2014	145,000	146,450

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	45,000	46,350

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	135,000	136,688

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	245,000	218,663

Healthsouth Corp. company
guaranty sr. unsec. notes FRN
7.218s, 2014	65,000	62,075

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Health care cont.
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	$355,000	$347,013

Omnicare, Inc. company
guaranty 6 3/4s, 2013	10,000	9,450

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	220,000	203,500

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	375,000	352,500

Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	40,000	37,550

Select Medical Corp. company
guaranty 7 5/8s, 2015	250,000	227,500

Service Corporation International
sr. notes 7s, 2017	65,000	60,775

Service Corporation International
sr. unsec. 7 3/8s, 2014	125,000	122,500

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	340,000	323,000

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	330,000	325,050

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	80,000	59,200

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	277,753	205,537

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	15,000	16,163

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	220,000	225,500

United Surgical Partners
International, Inc. company
guaranty sr. unsec.
sub. notes 8 7/8s, 2017	265,000	249,100

US Oncology Holdings, Inc. sr. unsec.
notes FRN 6.904s, 2012 ‡‡	98,000	83,790

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	325,000	319,313

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	280,000	293,300

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	50,000	48,250

Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 R	80,000	74,200

		6,527,840
Homebuilding (0.9%)
D.R. Horton, Inc. company
guaranty sr. unsec.
unsub. notes Ser. MTN, 6s, 2011	60,000	59,700

Fleetwood Enterprises, Inc. company
guaranty sr. sec. sub. notes 14s,
2011 (In default) F †	1,442,000	865,200

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	130,000	111,800

Meritage Homes Corp. sr. notes 7s, 2014	35,000	30,800

Standard Pacific Corp. company guaranty
sr. unsec. unsub. notes 7s, 2015	75,000	58,875

		1,126,375
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016	115,000	123,625

		123,625

CORPORATE BONDS		Principal
AND NOTES (43.6%)* cont.		amount	Value

Lodging/Tourism (0.4%)
FelCor Lodging LP company
guaranty 9s, 2011 R		$100,000	$93,750

Host Marriott LP sr. notes 7 1/8s, 2013 R		120,000	116,100

Host Marriott LP sr. notes Ser. M, 7s, 2012 R		65,000	64,025

Seminole Hard Rock
Entertainment, Inc. 144A
sr. notes FRN 3.129s, 2014		315,000	233,100

			506,975
Media (0.8%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015		100,000	96,000

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		130,000	129,188

Affinity Group, Inc.
sr. sub. notes 9s, 2012		170,000	108,800

Interpublic Group of Companies, Inc.
(The) sr. unsec. unsub. notes FRN
2.44s, 2010		95,000	90,725

Interpublic Group of Companies, Inc.
(The) 144A sr. unsec. notes 10s, 2017		25,000	26,156

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014		175,000	165,375

Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		190,000	133,000

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s,
2016 (United Kingdom)		175,000	179,813

Virgin Media Finance PLC company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2016
(United Kingdom)	EUR	50,000	72,904

			1,001,961
Publishing (0.1%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡		$196,209	110,858

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡		16,545	9,348

			120,206
Retail (1.4%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014		140,000	86,450

Burlington Coat Factory
Warehouse Corp. company guaranty
sr. unsec. notes 11 1/8s,2014		155,000	145,313

Dollar General Corp. company guaranty
sr. unsec. notes 10 5/8s, 2015		165,000	183,150

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.593s, 2014		250,000	214,375

Harry & David Operations Corp.
company guaranty sr. unsec.
notes 9s, 2013		115,000	52,325

Harry & David Operations Corp.
company guaranty sr. unsec.
notes FRN 5.668s, 2012		40,000	17,600

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016		225,000	193,500

Michaels Stores, Inc. company
guaranty 10s, 2014		70,000	66,850

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Retail cont.
Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	$498,438	$371,336

Toys R Us Property Co., LLC 144A
company guaranty sr. unsec.
notes 10 3/4s, 2017	260,000	263,900

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	95,000	83,600

		1,678,399
Technology (2.7%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	103,000	85,490

Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	119,000	117,513

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)	130,000	135,850

Avago Technologies Finance company
guaranty sr. unsec.
sub. notes 11 7/8s, 2015 (Singapore)	115,000	122,589

Celestica, Inc.
sr. sub. notes 7 5/8s, 2013 (Canada)	85,000	84,363

Ceridian Corp. company guaranty
sr. unsec. notes 12 1/4s, 2015 ‡‡	190,000	150,100

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	205,000	184,500

First Data Corp. company guaranty
sr. unsec. notes 9 7/8s, 2015	465,000	397,575

First Data Corp. 144A company
guaranty sr. sub. notes 11 1/4s, 2016	25,000	19,125

First Data Corp. 144A company
guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡	210,000	162,750

Freescale Semiconductor, Inc. company
guaranty sr. unsec.
sub. notes 10 1/8s, 2016	24,000	13,320

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	70,000	71,313

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	25,000	25,000

Iron Mountain, Inc. company guaranty
sr. unsec. sub. notes 8s, 2020	65,000	62,806

Iron Mountain, Inc.
sr. sub. notes 8 3/8s, 2021	75,000	74,531

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	25,000	17,000

National Semiconductor Corp.
sr. unsec. notes 6.6s, 2017	170,000	156,705

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	90,000	113

Sanmina Corp. company
guaranty sr. unsec.
sub. notes 6 3/4s, 2013	120,000	109,800

Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)	190,000	203,775

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	156,000	154,440

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	368,000	364,320

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	280,000	259,000

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Technology cont.
Unisys Corp. 144A company guaranty
sr. sub. notes 14 1/4s, 2015	$140,000	$137,200

Xerox Capital Trust I company
guaranty 8s, 2027	285,000	228,849

		3,338,027
Textiles (0.2%)
Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	80,000	80,000

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	118,000	120,655

		200,655
Tire and rubber (0.3%)
Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016	355,000	378,963

		378,963
Transportation (0.1%)
RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	85,000	87,869

		87,869
Utilities and power (3.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020	55,000	51,425

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	85,000	81,388

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	218,000	222,360

Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012	160,000	173,466

Ameren Corp. sr. unsec. notes 8 7/8s,
2014 (Mexico)	110,000	119,874

CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	72,129

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	95,000	96,967

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	125,000	110,625

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	75,000	61,125

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	20,000	17,800

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	155,000	112,375

Edison Mission Energy sr. unsec.
notes 7s, 2017	40,000	30,550

El Paso Corp. sr. notes Ser. GMTN,
7.8s, 2031	100,000	89,000

El Paso Corp. sr. unsec. notes 12s, 2013	35,000	39,550

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	47,139

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	295,000	275,825

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	75,000	76,500

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	25,000	24,250

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	170,000	170,850

Mirant North America, LLC company
guaranty 7 3/8s, 2013	235,000	225,600

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	45,000	52,703

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	100,000	95,250

NRG Energy, Inc. company
guaranty 7 1/4s, 2014	80,000	77,800

CORPORATE BONDS	Principal
AND NOTES (43.6%)* cont.	amount	Value

Utilities and power cont.
NRG Energy, Inc. sr. notes 7 3/8s, 2016	$730,000	$698,063

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	245,000	252,963

Public Service Co. of New Mexico
sr. unsec. notes 7.95s, 2018	80,000	79,980

Sierra Pacific Power Co. general ref.
mtge. 6 1/4s, 2012	35,000	36,691

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	200,000	203,500

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	35,000	36,648

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7s, 2012	60,000	63,363

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 6 3/4s, 2015	10,000	10,481

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	40,000	44,636

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	15,000	15,755

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec. notes Ser. A,
10 1/4s, 2015 (United Kingdom)	430,000	284,875

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	110,000	127,103

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	90,000	102,666

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	5,000	5,262

		4,286,537

Total corporate bonds and notes (cost $56,813,536)		$53,794,657

CONVERTIBLE BONDS	Principal
AND NOTES (35.5%)*	amount	Value

Basic materials (0.7%)
ArcelorMittal cv. sr. unsec. unsub. notes 5s,
2014 (Luxembourg)	$165,000	$228,938

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	75,000	91,500

United States Steel Corp. cv. sr. unsec.
notes 4s, 2014	375,000	586,875

		907,313
Broadcasting (0.2%)
XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	247,000	175,061

		175,061
Capital goods (2.5%)
General Cable Corp. cv. company
guaranty sr. unsec.
unsub. notes 7/8s, 2013	600,000	564,750

L-1 Identity Solutions, Inc. cv. sr.
unsec. notes 3 3/4s, 2027	1,500,000	1,305,000

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	135,000	93,150

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	991,000	1,087,722

		3,050,622

CONVERTIBLE BONDS	Principal
AND NOTES (35.5%)* cont.	amount	Value

Communication services (3.6%)
Global Crossing, Ltd. cv. sr. unsec.
notes 5s, 2011	$300,000	$287,988

Level 3 Communications, Inc. cv. sr.
unsec. unsub. notes 3 1/2s, 2012	1,780,000	1,314,975

NII Holdings, Inc. cv. sr. unsec.
notes 3 1/8s, 2012	1,700,000	1,440,750

Qwest Communications
International, Inc. cv. sr. unsec.
notes 3 1/2s, 2025	1,050,000	1,039,500

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	477,000	407,835

		4,491,048
Conglomerates (0.4%)
Textron, Inc. cv. sr. unsec.
notes Ser. TXT, 4 1/2s, 2013	370,000	508,491

		508,491
Consumer cyclicals (4.8%)
Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	570,000	758,499

BorgWarner, Inc. cv. sr. unsec.
notes 3 1/2s, 2012	180,000	217,350

Iconix Brand Group, Inc. cv. sr. sub.
notes 1 7/8s, 2012	380,000	345,800

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	690,000	887,961

Live Nation, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	600,000	378,750

Regal Entertainment Group
144A cv. sr. unsec. notes 6 1/4s, 2011	292,000	289,810

Scientific Games Corp. cv. company
guaranty sr. unsec. sub
notes stepped-coupon 3/4s (1/2s,
6/1/10) 2024 ††	415,000	406,181

Sinclair Broadcast Group, Inc.
cv. unsec. sub. debs 6s, 2012	1,525,000	909,281

Sirius Satellite
Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	578,000	479,740

Virgin Media, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2016	1,380,000	1,250,625

		5,923,997
Consumer staples (2.5%)
Chiquita Brands
International, Inc. cv. sr. unsec.
unsub. notes 4 1/4s, 2016	1,090,000	1,038,225

Newell Rubbermaid, Inc.
cv. sr. unsec. bonds 5 1/2s, 2014	178,000	317,855

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	1,650,000	1,348,875

Rite Aid Corp. cv. sr. unsec.
unsub. notes 8 1/2s, 2015	470,000	427,700

		3,132,655
Energy (2.8%)
Carrizo Oil &
Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	735,000	548,494

Peabody Energy Corp. cv. jr. unsec.
sub. debs. 4 3/4s, 2041	375,000	300,000

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	870,000	751,245

CONVERTIBLE BONDS	Principal
AND NOTES (35.5%)* cont.	amount	Value

Energy cont.
St. Mary Land & Exploration Co. cv. sr.
unsec. notes 3 1/2s, 2027	$865,000	$808,775

Transocean, Inc. cv. sr. unsec. unsub.
notes Ser. C, 1 1/2s, 2037 (Switzerland)	1,120,000	1,031,800

		3,440,314
Financials (1.6%)
Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	600,000	543,750

Digital Realty Trust LP 144A cv. sr.
unsec. notes 5 1/2s, 2029 R	545,000	648,605

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	400,000	190,000

KKR Financial Holdings, LLC cv. sr. sec.
notes 7s, 2012	697,000	585,480

		1,967,835
Health care (5.8%)
Amylin Pharmaceuticals, Inc. cv. sr.
unsec. notes 3s, 2014	310,000	218,163

Biovail Corp. 144A cv. sr. notes
5 3/8s, 2014 (Canada)	300,000	329,760

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	560,000	350,000

Conmed Corp. cv. sr. sub. notes 2 1/2s, 2024	530,000	473,688

Hologic, Inc. cv. sr. unsec.
unsub. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	1,300,000	1,049,750

Invitrogen Corp. cv. sr. unsec.
unsub. notes Ser. *, 1 1/2s, 2024	570,000	604,200

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	780,000	667,875

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	500,000	419,375

Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	500,000	450,000

Omnicare, Inc. cv. company
guaranty sr. unsec. debs Ser. OCR,
3 1/4s, 2035	1,663,000	1,255,565

OSI Pharmaceuticals, Inc. cv. sr. unsec.
sub. notes 3s, 2038	600,000	539,250

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	950,000	782,563

		7,140,189
Media (0.6%)
Interpublic Group of Companies, Inc.
(The) cv. sr. unsec. notes 4 1/4s, 2023	790,000	724,825

		724,825
Retail (0.4%)
United Auto Group, Inc. cv. company
guaranty sub. notes 3 1/2s, 2026	500,000	508,750

		508,750
Technology (9.6%)
Acquicor Technology, Inc.
144A cv. notes 8s, 2011	532,000	364,420

ADC Telecommunications, Inc. cv. unsec.
sub notes FRN 1.593s, 2013	781,000	606,251

Advanced Micro
Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	1,900,000	1,527,125

ARRIS Group, Inc. cv. sr. unsec.
notes 2s, 2026	1,470,000	1,558,200

CONVERTIBLE BONDS	Principal
AND NOTES (35.5%)* cont.	amount	Value

Technology cont.
Kulicke & Soffa Industries, Inc. cv. unsec.
sub. notes 7/8s, 2012	$1,800,000	$1,404,000

Macrovision Corp. cv. sr. unsec.
notes 2 5/8s, 2011	523,000	638,714

Maxtor Corp. cv. company guaranty
sr. unsec. unsub. debs. 2 3/8s, 2012	605,000	604,244

Mentor Graphics Corp. cv. sub. unsec.
notes FRN 2.121s, 2023	1,400,000	1,362,200

ON Semiconductor Corp. cv. company
guaranty sr. unsec. sub. notes 2 5/8s, 2026	1,400,000	1,443,750

Safeguard Scientifics, Inc. cv. sr. unsec.
notes 2 5/8s, 2024	200,000	184,000

Safeguard Scientifics, Inc. 144A cv. sr.
unsec. notes 2 5/8s, 2024	1,900,000	1,748,000

SanDisk Corp. cv. sr. unsec.
unsub. notes 1s, 2013	460,000	343,850

		11,784,754

Total convertible bonds and notes (cost $39,354,068)		$43,755,854

CONVERTIBLE PREFERRED
SECURITIES (17.0%)*	Shares	Value

Basic materials (2.5%)
Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	14,087	$1,345,309

Smurfit-Stone Container Corp. Ser. A,
$1.75 cum. cv. pfd. (In default) †	65,720	410,750

Vale Capital, Ltd. Ser. RIO,
$2.75 cv. pfd. (Brazil)	24,600	978,588

Vale Capital, Ltd. Ser. RIO P,
$2.75 cv. pfd. (Brazil)	7,890	328,697

		3,063,344
Communication services (2.3%)
Cincinnati Bell, Inc. Ser. B, $3.378
cum. cv. pfd.	30,900	1,081,500

Crown Castle International Corp.
$3.125 cum. cv. pfd.	34,800	1,753,050

		2,834,550
Consumer cyclicals (1.9%)
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd. (acquired
various dates from 10/5/04
to 4/10/07, cost $1,227,587) ‡	27,759	105,484

Retail Ventures, Inc. $3.312 cv. pfd.	27,400	815,150

Six Flags, Inc. $1.813 cum. cv. pfd.
(acquired 3/16/04, cost $1,526,280) ‡	63,200	6,320

Stanley Works (The) 5.125%
units cv. ARP	1,882,000	1,405,854

		2,332,808
Consumer staples (2.3%)
Bunge, Ltd. 5.125% cum. cv. pfd.	1,740	1,148,400

Newell Financial Trust I $2.625
cum. cv. pfd.	28,800	892,800

Universal Corp. 6.75% cv. pfd.	870	802,575

		2,843,775
Energy (0.9%)
Chesapeake Energy Corp. $4.50
cum. cv. pfd.	9,200	671,600

Edge Petroleum Ser. A, $2.875
cum. cv. pfd. (acquired various
dates from 1/25/07 to 4/17/07,
cost $1,468,168) ‡	27,750	35,243

Whiting Petroleum Corp. $6.25
cum. cv. pfd	2,900	366,488

		1,073,331

CONVERTIBLE PREFERRED
SECURITIES (17.0%)* cont.	Shares	Value

Financials (4.7%)
Bank of America Corp. Ser. L,
7.25% cv. pfd.	1,762	$1,521,928

Fannie Mae Ser. 04-1, 5.375% cv. pfd.	16	108,000

FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. R	88,700	975,700

Lehman Brothers Holdings, Inc.
Ser. P, 7.25% cv. pfd. (In default) †	850	2,338

Nationwide Health Properties, Inc.
Ser. B, $7.75 cv. pfd.	9,400	1,363,000

Wells Fargo & Co. Ser. L,
7.50% cv. pfd.	1,050	895,125

XL Capital, Ltd. $2.687 cv. pfd.	31,800	869,730

		5,735,821
Health care (0.8%)
Schering-Plough Corp. 6.00%
cum. cv. pfd.	4,200	1,017,188

		1,017,188
Utilities and power (1.6%)
AES Trust III $3.375 cv. pfd.	27,800	1,171,075

Great Plains Energy, Inc.
$6.00 cv. pfd.	13,501	820,861

		1,991,936
Total convertible preferred securities (cost $31,522,818)		$20,892,753

UNITS (0.7%)*	Units	Value

Hercules, Inc. cv. jr. unsec.
sub. debs. units 6 1/2s, 2009	1,540,000	$908,600

Total units (cost $1,244,701)		$908,600

COMMON STOCKS (0.7%)*	Shares	Value

AboveNet, Inc. †	54	$4,947

Alliance Imaging, Inc. †	20,046	110,854

American Media, Inc. 144A F	3,597	1

Bohai Bay Litigation, LLC F	406	1,267

El Paso Corp.	4,940	45,596

Elizabeth Arden, Inc. †	2,645	27,244

COMMON STOCKS (0.7%)* cont.	Shares	Value

Epix Medical, Inc. Contingent Value
(acquired various dates from
12/27/05 to 5/8/07, cost $1) F ‡	1,470	$1

FelCor Lodging Trust, Inc. R	6,494	26,690

Fleetwood Enterprises, Inc. †	196,000	1,058

Legg Mason, Inc.	12,611	362,692

PetroHawk Energy Corp. †	4,876	104,980

Qwest Communications
International, Inc.	13,125	47,119

Sealy Corp. †	15,440	40,453

Service Corporation International	9,975	70,623

Titan International, Inc.	1,106	9,191

Vertis Holdings, Inc. † F	7,497	8

Williams Cos., Inc. (The)	2,765	45,457

Total common stocks (cost $1,399,710)		$898,181

FOREIGN GOVERNMENT
BONDS AND NOTES (0.1%)*	Principal amount	Value

Argentina (Republic of) bonds FRB
1.597s, 2013	$225,000	$80,775

Total foreign government bonds and notes
(cost $86,625)		$80,775

SENIOR LOANS (—%)* [c]	Principal amount	Value

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	$27,067	$25,488

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2.27s, 2014	91,033	23,714

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.279s, 2014	33,967	8,849

Total senior loans (cost $192,699)		$58,051

PREFERRED STOCKS (—%)*	Shares	Value

Preferred Blocker, Inc. (GMAC) 144A
7.00% pfd.	96	$44,661

Total preferred stocks (cost $32,579)		$44,661

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/8/10	$0.01	20	$1,405

New ASAT (Finance), Ltd. (Cayman Islands) F	2/1/11	0.01	23,400	1

Smurfit Kappa Group PLC 144A (Ireland)	10/1/13	EUR 0.001	119	4,916

Vertis Holdings, Inc. F	10/18/15	$0.01	309	1

Total warrants (cost $5,250)				$6,323

SHORT-TERM INVESTMENTS (1.9%)*			Shares	Value

Putnam Money Market Liquidity Fund [e]			2,303,031	$2,303,031

Total short-term investments (cost $2,303,031)				$2,303,031

TOTAL INVESTMENTS

Total investments (cost $132,955,017)				$122,742,886

Key to holding’s currency abbreviations
EUR	Euro
USD / $ United States Dollar

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

* Percentages indicated are based on net assets of $123,256,377.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2009 was $147,048, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

At August 31, 2009, liquid assets totaling $270,000 have been designated as collateral for open swap contracts. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on ARP, FRB, FRN are the current interest rates at August 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09		Aggregate	Delivery	Unrealized
(aggregate face value $359,844)	Value	face value	date	depreciation

Euro	$357,774	$359,844	9/17/09	$(2,070)

Total				$(2,070)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09		Aggregate	Delivery	Unrealized
(aggregate face value $870,083)	Value	face value	date	appreciation

Euro	$865,564	$870,083	9/17/09	$4,519

Total				$4,519

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/09					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)
Bank of America, N.A.

Nalco Co., 7.75%, 11/15/11	Ba2	$—	$45,000	9/20/12	350 bp	$(217)

Deutsche Bank AG
Nalco Co., 7.75%, 11/15/11	Ba2	—	35,000	12/20/12	363 bp	(146)

Goldman Sachs International
Nalco Co., 7.75%, 11/15/11	Ba2	—	90,000	9/20/13	405 bp	182

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	—	45,000	9/20/12	330 bp	(487)

Nalco Co., 7.75%, 11/15/11	Ba2	—	55,000	3/20/13	460 bp	1,398

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—	60,000	9/20/13	(760 bp)	(6,626)

Total						$(5,896)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$9,191	$—	$—

Communication services	52,066	—	—

Conglomerates	—	—	1,267

Consumer cyclicals	1,058	—	9

Consumer staples	138,320	—	—

Energy	150,437	—	—

Financials	389,382	—	—

Health care	110,854	—	1

Utilities and power	45,596	—	—

Total common stocks	896,904	—	1,277

Convertible bonds and notes	—	43,755,854	—

Convertible preferred stocks	—	20,892,753	—

Corporate bonds and notes	—	52,929,457	865,200

Foreign government bonds and notes	—	80,775	—

Preferred stocks	—	44,661	—

Senior loans	—	58,051	—

Units	—	908,600	—

Warrants	1,405	4,916	2

Short-term investments	2,303,031	—	—

Totals by level	$3,201,340	$118,675,067	$866,479
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(3,447)	$(2,544)

Other financial instruments include swaps, forward contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of August 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers	Balance as of
	August 31,	discounts/	Realized	appreciation/	Net purchases/	in and/or out	August 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)†	sales	of Level 3	2009

Common stocks:

Conglomerates	$5,747	$21,451	$—	$1,013	$(26,944)	$—	$1,267

Consumer cyclicals	—	—	—	9	—	—	9

Health care	—	—	—	1	—	—	1

Total Common stocks	5,747	21,451	—	1,023	(26,944)	—	1,277

Corporate bonds and notes	—	—	—	—	—	865,200	865,200

Warrants	1,071	—	(5,078)	4,009	—	—	2

Totals:	$6,818	$21,451	$(5,078)	$5,032	$(26,944)	$865,200	$866,479

† Includes $914 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers	Balance as of
	August 31,	discounts/	Realized	appreciation/	Net purchases/	in and/or out	August 31,
	2008	premiums	gain/(loss)	(depreciation)	sales	of Level 3	2009††

Other financial instruments:	$—	$—	$—	$—	$—	$(2,544)	$(2,544)

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $130,651,986)	$120,439,855
Affiliated issuers (identified cost $2,303,031) (Note 6)	2,303,031

Cash	22,491

Dividends, interest and other receivables	1,708,771

Receivable for investments sold	401,957

Unrealized appreciation on swap contracts (Note 1)	1,580

Unrealized appreciation on forward currency contracts (Note 1)	4,519

Total assets	124,882,204

LIABILITIES

Distributions payable to shareholders	753,581

Payable for investments purchased	420,642

Payable for compensation of Manager (Note 2)	211,257

Payable for investor servicing fees (Note 2)	5,056

Payable for custodian fees (Note 2)	11,054

Payable for Trustee compensation and expenses (Note 2)	86,670

Payable for administrative services (Note 2)	833

Unrealized depreciation on forward currency contracts (Note 1)	2,070

Payable for receivable purchase agreement (Note 2)	2,544

Unrealized depreciation on swap contracts (Note 1)	7,476

Payable for auditing	102,065

Other accrued expenses	22,579

Total liabilities	1,625,827

Net assets	$123,256,377

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$177,093,560

Undistributed net investment income (Note 1)	704,830

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(44,324,687)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(10,217,326)

Total — Representing net assets applicable
to capital shares outstanding	$123,256,377

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($123,256,377 divided by 17,294,890 shares)	$7.13

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/09

INVESTMENT INCOME

Interest (including interest income of $5,000
from investments in affiliated issuers) (Note 6)	$8,045,176

Dividends	1,750,090

Securities lending	1,414

Total investment income	9,796,680

EXPENSES

Compensation of Manager (Note 2)	749,604

Investor servicing fees (Note 2)	53,588

Custodian fees (Note 2)	14,549

Trustee compensation and expenses (Note 2)	25,730

Administrative services (Note 2)	17,639

Auditing	105,834

Other	147,775

Fees waived by Manager (Note 6)	(111)

Total expenses	1,114,608
Expense reduction (Note 2)	(4,129)

Net expenses	1,110,479

Net investment income	8,686,201

Net realized loss on investments (Notes 1 and 3)	(26,104,516)

Net increase from payments by affiliates (Note 2)	20,920

Net realized gain on swap contracts (Note 1)	208,993

Net realized gain on foreign currency transactions (Note 1)	51,867

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(32,812)

Net unrealized appreciation of investments, receivable
purchase agreement and swap contracts during the year	5,008,438

Net loss on investments	(20,847,110)

Net decrease in net assets resulting from operations	$(12,160,909)

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/09	8/31/08

Operations:

Net investment income	$8,686,201	$10,515,154

Net realized loss on investments and
foreign currency transactions	(25,822,736)	(1,368,826)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	4,975,626	(16,854,369)

Net decrease in net assets resulting
from operations	(12,160,909)	(7,708,041)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income	(9,541,631)	(10,311,234)

Increase in capital share transactions from
reinvesment of distributions	106,665	—

Decrease from capital shares repurchased
(Note 5)	(4,865,213)	(8,252,033)

Total decrease in net assets	(26,461,088)	(26,271,308)

NET ASSETS

Beginning of year	149,717,465	175,988,773

End of year (including undistributed
net investment income of $704,830
and $1,308,572, respectively)	$123,256,377	$149,717,465

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	18,183,762	19,235,900

Shares issued in connection with
reinvestment of distributions	18,348	—

Shares repurchased (Note 5)	(907,220)	(1,052,138)

Shares outstanding at end of year	17,294,890	18,183,762

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE	Year ended
	8/31/09	8/31/08	8/31/07	8/31/06	8/31/05

Net asset value, beginning of period	$8.23	$9.15	$8.82	$8.69	$8.37
Investment operations:

Net investment income (loss) [a]	.50	.56	.55	.54	.52 [f]

Net realized and unrealized gain (loss) on investments	(1.10)	(.98)	.30	.06	.36

Total from investment operations	(.60)	(.42)	.85	.60	.88
Less distributions:

From net investment income	(.55)	(.55)	(.55)	(.53)	(.56)

Total distributions	(.55)	(.55)	(.55)	(.53)	(.56)
Increase from shares repurchased	.05	.05	.03	.04	—

Increase from payments by affiliates	—	—	—	.02 [e]	—

Net asset value, end of period	$7.13	$8.23	$9.15	$8.82	$8.69

Market price, end of period	$6.80	$7.29	$8.24	$7.87	$7.80

Total return at market price (%) [b]	2.60	(5.09)	11.64	8.05	9.89

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$123,256	$149,717	$175,989	$190,582	$195,644

Ratio of expenses to average net assets (%) [c,d]	1.04	.96	.96	1.05	1.06

Ratio of net investment income (loss) to average net assets (%) [c]	8.11	6.36	5.96	6.18	6.13 [f]

Portfolio turnover (%)	50.48	42.35	44.22	47.76	46.13

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2009, August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 reflect a reduction of less than 0.01% of average net assets (Note 6).

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24%.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 9, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the coun-terparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The volume of the fund’s activity in interest rate swap contracts during the period was minimal.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional balance of $921,923 in credit default contracts during the year ended August 31, 2009.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counter-party. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $8,913 on derivative contracts subject to the Master Agreements.

J) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2009, the fund had no securities out on loan.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At August 31, 2009, the fund had a capital loss carryover of $20,848,505 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$9,645,842	August 31, 2010

7,031,613	August 31, 2011

133,642	August 31, 2016

4,037,408	August 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2010 $23,135,195 of losses recognized during the period November 1, 2008 to August 31, 2009.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends, dividend payable, defaulted bond interest and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2009, the fund reclassified $251,688 to increase undistributed net investment income and $47,813 to decrease paid-in-capital, with an increase to accumulated net realized losses of $203,875.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$9,150,439
Unrealized depreciation	(19,532,900)

Net unrealized depreciation	(10,382,461)
Undistributed ordinary income	1,601,764
Capital loss carryforward	(20,848,505)

Post-October loss	(23,135,195)
Cost for federal income tax purposes	$133,125,347

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities attributable to leverage for investment purposes) of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $20,920 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $10,185 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the year ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended August 31, 2009, the fund’s expenses were reduced by $265 under the expense offset arrangements and by $3,864 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $94, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,061,061 and $58,384,763, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,580	Payables	$7,476

Foreign exchange contracts	Receivables	4,519	Payables	2,070

Total		$6,099		$9,546

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended August 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments under
Statement 133	Forward currency contracts	Swaps	Total

Credit contracts	$—	$58,953	$58,953

Foreign exchange contracts	(31,868)	—	(31,868)

Interest rate contracts	—	(48,767)	(48,767)

Total	$(31,868)	$10,186	$(21,682)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging
instruments
under Statement 133	Forward currency contracts	Swaps	Total

Credit contracts	$—	$(125,668)	$(125,668)

Foreign exchange contracts	47,460	—	47,460

Interest rate contracts	—	334,661	334,661

Total	$47,460	$ 208,993	$256,453

Note 5: Shares repurchased

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended August 31, 2009, the fund repurchased 907,220 common shares for an aggregate purchase price of $4,865,213, which reflects a weighted-average discount from net asset value per share of 14.5%.

Note 6: Investment in Putnam Prime Money Market Fund and
Putnam Money Market Liquidity Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2009, management fees paid were reduced by $111 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $2,298 for the year ended August 31, 2009. During the year ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,629,911 and $5,791,432, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September  24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,702 for the year ended August 31, 2009. During the year ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $19,353,013 and $17,049,982, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 15.79% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 17.39%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,295,075 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

Shareholder meeting results (unaudited)

January 29, 2009 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Jameson A. Baxter	14,741,056	896,514

Charles B. Curtis	14,747,918	889,652

Robert J. Darretta	14,734,268	903,302

Myra R. Drucker	14,748,897	888,673

Charles E. Haldeman, Jr.	14,726,334	911,236

John A. Hill	14,769,478	868,092

Paul L. Joskow	14,736,524	901,046

Elizabeth T. Kennan	14,735,725	901,845

Kenneth R. Leibler	14,738,729	898,841

Robert E. Patterson	14,739,510	898,060

George Putnam III	14,724,523	913,047

Robert L. Reynolds	14,668,033	969,537

Richard B. Worley	14,731,376	906,194

A proposal to approve converting your fund to an open-end investment company was defeated as follows:

Votes	Votes	Abstentions	Broker
for	against		non-votes

717,360	6,415,193	218,642	8,286,375

All tabulations are rounded to the nearest whole number.

Compliance certifications (unaudited)

On February 27, 2009, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Janet C. Smith
Putnam Investment	John A. Hill, Chairman	Vice President, Principal Accounting
Management, LLC	Jameson A. Baxter, Vice Chairman	Officer and Assistant Treasurer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Charles B. Curtis	Susan G. Malloy
	Robert J. Darretta	Vice President and Assistant Treasurer
Investment Sub-Manager	Myra R. Drucker
Putnam Investments Limited	Paul L. Joskow	Beth S. Mazor
57–59 St James’s Street	Elizabeth T. Kennan	Vice President
London, England SW1A 1LD	Kenneth R. Leibler
	Robert E. Patterson	James P. Pappas
Marketing Services	George Putnam, III	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Francis J. McNamara, III
Boston, MA 02109	Richard B. Worley	Vice President and Chief Legal Officer

Custodian	Officers	Robert R. Leveille
State Street Bank and Trust Company	Robert L. Reynolds	Vice President and Chief
	President	Compliance Officer
Legal Counsel
Ropes & Gray LLP	Charles E. Porter	Mark C. Trenchard
	Executive Vice President, Principal	Vice President and BSA Compliance Officer
Independent Registered Public	Executive Officer, Associate Treasurer
Accounting Firm	and Compliance Liaison	Judith Cohen
PricewaterhouseCoopers LLP		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Senior Vice President and Treasurer
Wanda M. McManus
	Steven D. Krichmar	Vice President, Senior Associate Treasurer
	Vice President and Principal	and Assistant Clerk
Financial Officer
Nancy E. Florek
Vice President, Assistant Clerk, Assistant
Treasurer and Proxy Manager

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
US POSTAGE
PAID
BROCKTON, MA
Permit No. 600

Forwarding service requested

AN710 258127 10/09

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009	$96,438	$--	$9,306	$-
August 31, 2008	$130,218	$--	$10,593	$-

For the fiscal years ended August 31, 2009 and August 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $530,190 and $88,831 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$485,847	$ -	$ -
August 31, 2008	$ -	$15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of

U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote: against remuneration reports that indicate that awards under a long term incentive plan are not linked to performance targets; and on a case-by-case basis on other remuneration reports, giving consideration to whether the report indicates a correlation between compensation and performance that is consistent with the funds’ high standards for compensation practices.

As adopted March 6, 2009

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio .

Portfolio	Joined
Leaders	Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam Management	Portfolio Manager
		2000 – Present	Previously, Sector Analyst

Robert Salvin	2004	Putnam Management	Portfolio Manager
		2000 – Present	Previously, Convertible Specialist and
			Analyst

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Number	Assets	Number	Assets	Number	Assets
of		of		of
accounts		accounts		accounts

Erik Harthun	4	$1,056,600,000	3	$50,100,000	8	$556,900,000

Robert Salvin	7	$3,247,500,000	5	$300,900,000	6	$495,400,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–	$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Eric Harthun	2008	NA
	2009	*

Robert Salvin	2008			*
	2009			*

N/A indicates the individual was not a Portfolio Manager of the fund as of 8/31/08.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30, 2008	207,393	$6.19	207,393	744,907
October 1 -
October 7, 2008	-	-	-	744,907
October 8 -
October 31, 2008	450,029	$5.32	450,029	1,347,608
November 1 -
November 30, 2008	93,089	$5.02	93,089	1,254,519
December 1 -
December 31, 2008	104,536	$4.45	104,536	1,149,983
January 1 -
January 31, 2009	-	-	-	1,149,983
February 1 -
February 28, 2009	22,146	$4.77	22,146	1,127,837
March 1 -
March 31, 2009	30,027	$5.03	30,027	1,097,810
April 1 -
April 30, 2009	-	-	-	1,097,810
May 1 -
May 31, 2009	-	-	-	1,097,810
June 1 -
June 30, 2009	-	-	-	1,097,810
July 1 -
July 31, 2009	-	-	-	1,097,810
August 1 -
August 31, 2009	-	-	-	1,097,810

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009. The October 8, 2007 -October 7, 2008 program, which was announced in September 2007, allowed repurchases up to a total of 1,914,607 shares of the fund The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 1,797,637shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009 , allows repurchases up to a total of 1,729,489 shares of the fund.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009